UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 25, 2019 (November 21, 2019)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 21, 2019 (the “Annual Meeting”). On November 21, 2019, Broadridge Investor Communications Solutions, Inc., the inspector of elections for the Annual Meeting (“Broadridge”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 21,714,476 shares of the Company’s common stock, out of a total of 24,060,250 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to the shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of the following nine director nominees:

	For	Withheld
Thomas H. Barr	16,744,030	127,494
Carl T. Berquist	16,754,330	117,194
Sandra B. Cochran	14,103,152	*2,768,372
Meg G. Crofton	16,723,174	148,350
Richard J. Dobkin	14,585,146	*2,286,378
Norman E. Johnson	14,690,867	*2,180,657
William W. McCarten	16,707,749	163,775
Coleman H. Peterson	14,600,490	*2,271,034
Andrea M. Weiss	14,095,183	*2,776,341

*

The Company believes that Biglari Capital Corp. and its affiliates (“Biglari Capital”) withheld approximately 2,000,000 votes for each of Mses. Cochran and Weiss and Messrs. Dobkin, Johnson and Peterson.

The following nine directors were elected at the Annual Meeting: Thomas H. Barr, Carl T. Berquist, Sandra B. Cochran, Meg G. Crofton, Robert J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. In addition, Broadridge has advised the Company that there were 4,842,952 broker non-votes on proposal 1.

2. Adoption of a non-binding advisory resolution on the Company’s executive compensation, as described in the Company’s 2019 proxy statement (“say-on-pay”):

For	Against	Abstentions
13,590,441	*3,149,231	131,852

*	The Company believes that Biglari Capital cast approximately 2,000,000 votes against the adoption of proposal 2.

In addition, Broadridge has advised the Company that there were 4,842,952 broker non-votes on proposal 2.

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2020:

For	Against	Abstentions
20,929,349	707,361	77,766

In addition, Broadridge has advised the Company that there were zero broker non-votes on proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 25, 2019	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer